[CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]








                           [CK WITCO CORPORATION LOGO]




                            Shareholder Presentation
                                   August 1999


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                                  Participants


Vincent A. Calarco --    Chairman, President & Chief Executive Officer
                         Crompton & Knowles Corporation

Dr. E. Gary Cook --      Chairman, President & Chief Executive Officer
                         Witco Corporation

Peter Barna --           Chief Financial Officer
                         Crompton & Knowles Corporation






Analyst contacts:

Rob Bennett         203-552-2282
Bob Harwood         203-573-3441


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                               Transaction Summary


          Shareholder vote set for September 1

          Structure

               Merger of Equals

               Tax-free stock for stock exchange

                    1 share WIT = 0.9242 share CNW
                    1 share CNK = 1 share CNW

               Purchase accounting

               Enterprise value: $3.7 billion


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                              Introducing CK Witco


          The merger creates a global specialty company with leading market and technology positions, and profitable businesses with strong cash flows...


               $3.3 billion revenue

               44% of revenues from overseas

               10,000 employees

               63 manufacturing facilities in 19 countries

               Customer focused culture

               Solid, profitable businesses with stable cash flows

               Operating management depth


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                        CK Witco builds shareholder value


          CK Witco will provide the opportunity for greater shareholder value through increased cash flow and both top and bottom line growth...


               Top-line growth

               Bottom-line growth

               Immediately cash flow accretive

               EPS accretive in 2001

               Lower cost of debt

               Strategic & financial flexibility through scale

               Greater stock liquidity


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                                 Top-Line Growth


          Product lines are complementary but not competitive. This creates significant cross-selling opportunities...

                    Value-added products in leading market positions

                    Significant customer overlap

                    Broad customer offerings

                    Leverage regional and international presence

                    Market oriented sales force

                    World-class technology



                         [Pie Chart Appears Here]

          Significant Market Overlap:

               Polyer & Rubber Processing   28%
               Elastomers & Urethanes       25%
               Other                        16%
               Agriculture                  15%
               Textiles                     10%
               Lubricants                    6%


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                               Bottom-Line Growth


          Bottom line growth will be enhanced by merger synergies and lower cost of debt.

               Merger synergies

                      $60 million - Total synergies

                           $30 million by 2000
                           $60 million by 2001


               Lower Cost of Debt

                      $12 million high yield Uniroyal bonds - year 2000

                      $ 5 million investment grade company - year 2000

                      $17 million - lower interest cost


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                        Consolidation & Globalization in
                        the Specialty Chemicals Industry


          CK Witco is well positioned to successfully compete in a rapidly evolving industry.


                    Competitive global market place

                    Slower top-line growth

                    Importance of low-cost position

                    Strategic alliances/joint ventures

                    One stop shopping

                    Improved liquidity in equity market


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                                C&K Restructuring


          Management has a strong track record in integrating acquired companies, optimizing the business portfolio, improving the cost structure and buying back stock.


                    Management has a very successful record of merging companies.

                        15 acquisitions in 15 years

                    Crompton & Knowles acquired Uniroyal Chemical in 1996

                    Debt reduced from $1.1 billion in 1996 to $668 million (June 1999)

                    Improved operating margin from 12.1% in 1996 to 14.5% in
                    1998


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                                C&K Restructuring


               Flexible portfolio of businesses

                    Sale of 50% interest in Gustafson seed treatment business
                     $180 million cash

                    Sale of Specialty Ingredients business
                     $103 million cash

                    Joint-Venture of nitrile rubber business
                     New 40,000 metric ton facility in Mexico
                     High-cost Ohio plant closed

               Stock buyback

                    9.5 million shares repurchased from September 1998 through April 1999

                    Average price of $17.85


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                               Witco Restructuring


          The Witco assets restructuring will enable the new company to capitalize on growth opportunties with a low-cost structure.

                    Completing third and final year of restructuring

                         $678 million in capital improvements
                         12 plants closed
                         Consolidation of warehouses, sales and administrative offices, and R&D facilities
                         Employment reduced by 1,535
                         Working capital reduced by 25%

                    CK Witco to benefit from:

                         Plant modernization and expansion
                         Growth platforms
                         Reduced fixed and variable costs


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                               Witco Restructuring


                    Business portfolio enhanced

                         Joint ventures
                         Asset swaps
                         Divestitures


                    Oleochemicals and Derivative Group Sale

                        Sold for $249 million, closing August 31
                                Proceeds will be applied to debt reduction

                        Retained Memphis facility to supply polymer
                         intermediates

                        Retained portion of Mapleton facility to produce
                         aluminum alkyls


                    CK Witco to retain Petroleum Additives business

                        Fit with C&K's lube additives group

                        Broadens product offering


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                                Business Overview


          A global specialty chemicals company with a highly diversified portfolio of products that have leading market positions.


                         [Pie Chart Appears Here]

1998 Revenue by Business Group

          Specialty Chemicals:               43%
          Additives:                         32%
          Polymers & Processing Equipment:   25%



                         Leading Market Positions

               EPDM                          #1 in N. America

               Urethanes                     #1 Worldwide

               Rubber Chemicals              #3 Worldwide

               Seed Fungicides               #1 Worldwide

               Seed Treatment                #1 in N. America

               Miticides                     #1 Worldwide

               Lubricant Additives           #1 in Key Products

               Plastic Additives             #1 in Key Products

               Polymerization Inhibitors     #1 in Key Products

               Poly Extrusion Systems        #1 Worldwide

               Polymer Stabilizers           #1 in N. America

               Aluminum Alkyl Catalysts      #2 Worldwide

               Silanes                       #1 Worldwide

               Silicone Surf. & Catalysts    #1 Worldwide

               Refined Products              #2 Worldwide

               Agricultural Surfactants      #1 in N. America

               Oilfield Emulsions            #1 in N. America

               Metal Working Sulfonates      #1 Worldwide


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                           Expected Business Groupings


                         [Pie Chart Appears Here]

                    Specialty Chemicals                43%

                         Organo-Silicones      Industrial Surfactants
                         Crop Protection       Gustafson*
                         Refined Products      Colors

                    Additives                          32%

                         Polymer Additives
                         Rubber Chemicals
                         Lube & Petroleum

                    Polymer & Processing Equipment     25%

                         EPDM
                         Castable Urethanes
                         Urethane Chemicals
                         Baxenden*
                         Nitrile*
                         Davis-Standard




* Joint Ventures
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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                                  Product Lines


                           Performance Chemicals

A leading worldwide producer of rubber and chemicals and additives, for plastics and lubricants.


key products

          antioxidants, antiozonants, accelerators, foaming agents, polymer modifier, petroleum additives, synthetic fluids, polymerization inhibitors, curatives and dispersants markets served

          Automotive, wire and cables, aerospace, constructions, flooring, electronics, tires, belts, lubricants, hoses, rubber sponge, synthetic rubber products, plastics, petrochemicals, additives


                               Crop Protection

Producer of products for use on high value crops to improve crop quality and increase yields. A leading international treatment company providing products to assure germination and healthy seedings.


key products

          Fungicides, miticides, insecticides, herbicides, growth regulants and seed treatment equipment.

markets served

          Food and non-food crops with an emphasis on high value crops such as nuts, citrus, tree and vine fruits, tobacco, cotton and ornamental plants


                                  Colors

The largest producer of dyes in U.S.


key products

          Textile and industrial dyes and auxilary chemicals for the dyeing process markets served

          About one-half of sales are to the apparel market.

          Other textile markets include carpeting and other home and automotive furnishing. Industrial dyes markets are primarily paper, leather and ink.


                                  Polymers

The #1 supplier of EPDM in North America. The #1 worldwide supplier of castable urethanes. Building the world's largest dedicated nitrile rubber mfg. facility.


key products

          EPDM heat, sunlight and ozone resistant rubber, abrasion-resistant castable urethane prepolymers and oil resistant nitrile rubber.

markets served

          EPDM - used in automotive as well as in roofing, hose and wire and cable insulation. Urethane - industrial and printing rollers, mining, mechanical goods, industrial tires and sporting goods. Nitrile rubber - automotive and industrial applications


                        Polymer Processing Equipment

The #1 worldwide producer of plastics extrusion systems.


key products

          Integrated single screw and twin screw extrusion systems with advanced electronic controls, industrial blow molding equipment and controls.

markets served

          Makers of extruded products for the packaging, automotive, appliance, construction, medical, and power and communications cable markets


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                              Product Lines (Cont.)


                           Performance Chemicals

A leading worldwide producer of petroleum additives, urethanes chemicals and refined products key products

          Refined products, urethane chemicals, industrial specialties, petroleum additives, baxenden (J/V)

markets served

          Personal care, fabric care, pharmaceuticals, agriculture, oilfield, urethane products, communication cable, refrigeration, packaging food, textiles, adhesives, printing ink, marine lubricants


                             Polymer Chemicals

The #1 worldwide producer of metal working sulfonates and additives & Initiators key products

          Catalysts and additives, organotin and mixed metal stabilizers, organic peroxides, amide and stearate lubricants, tin stabilizer intermediates, metal organic products, aluminum alkyls, methyl aluminum oxane markets served

          Polyvinyl Chloride (PVC), Oleofins, Stearates, Marine Paint Additives


                             Organo Silicones

The #1 worldwide producer of Silanes, urethanes additives and specialty fluids key products

          Silanes, Urethane Additives, Specialty Fluids

markets served

          Plastics, Furniture, Textile, Personal Care, Health Care, Adhesives, Sealants, Construction, Automotive, Carpeting, Rubber products, Fiberglass, electronics, antifreeze, coatings, agriculture, insulated appliances, nonwovens and paper processing




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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                              Operating Strategies


          CK Witco is focused on leveraging core competencies, improving competitive positions and maintaining a low cost structure


                    Build and maintain strong market leadership positions

                    Maintain tight focus on operations

                        Low-cost structure
                        Efficiency gains to increase throughput

                    Focus capital spending on higher-return projects

                    Prudent acquisition strategy


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]

                              Financial Objectives


                    EPS growth

                        Target - 10% per year

                    Generate a high and stable free cash flow

                        Target - $150 - $200 Million per year

                    Maintain a strong debt reduction program

                        Target - $125 Million per year minimum

                    Maintain low financial leverage

                        Target - 35% - 45%

                    Maintain maximum financial flexibility

                        Target solid Baa debt rating


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]


                                                   Pro Forma Financial Data (1)

                                                          Diluted EPS
                                                  -----------------------------
                                                                        C&K (5)
EARNINGS                             $ millions        CK Witco      Standalone

  1998 before special items        $   149.9 (2)       $ 1.16 (2)     $  1.55
===============================================================================
  1999                                                 $ 1.50 (3)     $  1.60
  2000                                                 $ 1.53 (4)     $  1.75
  2001                                                 $ 1.91 (4)     $  1.90

EBITDA
  1998 Before Special Items        $   592.6           $ 4.60         $  4.46

TOTAL DEBT
  Year End 1998                    $ 1,762.0

TOTAL EQUITY
  Year end 1998                    $ 1,042.6

INTEREST EXPENSE
  1998                             $   134.1

RATIOS
  Debt to total capital                  63%
  Debt to EBITDA                        2.9X
  EBITDA to interest                    4.4X




(1) 1998 Data from Joint Proxy Statement
(2) Includes Witco for all of 1998
(3) Average CK Witco earnings estimates from Merrill Lynch, Salomon Smith Barney; assumes Witco results included from 9/1/99
(4) Average CK Witco earnings estimates from First Call, shown under CNK
(5) Company earnings estimates of June 1, 1999


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]


                           [CK WITCO CORPORATION LOGO]



                              A Winning Combination



                   A leading global specialty chemical company

                                      with

                     strong market positions in key segments

                                     led by

                           a seasoned management team

                                 creating value

                          for shareholders & customers


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                      [CROMPTON & KNOWLES CORPORATION LOGO]
                            [WITCO CORPORATION LOGO]


Information in this presentation contains "forward-looking statements" which are not historical facts. These statements involve risks and uncertainties that could cause actual results to differ materially including, without limitation, the Company's ability to generate targeted cash flow, revenue and earnings growth, the timing and quantity of merger cost savings, certain global and regional economic conditions and other factors detailed in the Company's Securities and Exchange Commission filings.